SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                 -----------------

                            DWS Money Market Series


The following information replaces or supplements similar disclosure provided in the "Policies about transactions" subsection of the "Policies You Should Know About" section of the fund's prospectuses:

Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire or by check that are communicated by telephone (but not by the Automated Information Line) and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.












               Please Retain This Supplement for Future Reference


                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

January 19, 2007
DMMSF-3600